                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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     Morgan Stanley Quality Municipal Securities
     Morgan Stanley California Quality Municipal Securities
     Morgan Stanley New York Quality Municipal Securities

     ----------------------------------------------------
     (Name of Registrants as Specified in Their Charters)

                               Debra Rubano
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Morgan Stanley Quality Municipal Securities
Morgan Stanley California Quality Municipal Securities
Morgan Stanley New York Quality Municipal Securities

Dear Shareholder:

Please note that if the following nominees for Trustee are approved by the Fund's shareholders at the June 20, 2006 meeting, they will become Trustees effective August 1, 2006:

Frank L. Bowman
Kathleen A. Dennis
Michael F. Klein
W. Allen Reed